                                                            EXHIBIT 99.906 CERT.

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Edmund Burke, President of Financial Investors Variable Insurance Trust (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/Edmund Burke
       ---------------------------
       Edmund Burke
       President

Dated: September 3, 2003

A signed original of this written statement required by Section 906 has been provided to Financial Investors Variable Insurance Trust and will be retained by Financial Investors Variable Insurance Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                    CERTIFICATION PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jeremy O. May, Treasurer of Financial Investors Variable Insurance Trust (the "Registrant"), hereby certify, to the best of my knowledge, that the Registrant's report on Form N-CSR for the period ended June 30, 2003 (the "Report"), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:    /s/Jeremy O. May
       ---------------------------
       Jeremy O. May
       Treasurer

Dated: September 3, 2003

A signed original of this written statement required by Section 906 has been provided to Financial Investors Variable Insurance Trust and will be retained by Financial Investors Variable Insurance Trust and furnished to the Securities and Exchange Commission or its staff upon request.